LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED APRIL 27, 2009

TO THE

PROSPECTUS DATED DECEMBER 15, 2008

OF LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND

(the “fund”)

Effective April 27, 2009, Richard Freeman and Evan Bauman each will serve as co-portfolio manager of the fund. Mr. Freeman has served as the fund’s portfolio manager since October 1983.

Richard Freeman, Senior Portfolio Manager and Managing Director of ClearBridge Advisors, LLC (“ClearBridge”), was appointed to those positions in 2005 in connection with the Legg Mason/Citigroup transaction. He has been responsible for the day-to-day management of the fund’s portfolio since its inception in October, 1983. Previously, Mr. Freeman was a Managing Director of Citigroup Asset Management and served as a Senior Portfolio Manager of Smith Barney Asset Management. He joined the predecessor of Citigroup Global Markets Inc. (“CGM”) in 1983.

Evan Bauman, Portfolio Manager and Managing Director of ClearBridge, joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Bauman was a director of CGM and served as a Portfolio Manager of Smith Barney Asset Management. He joined CGM’s predecessor in 1996.

The SAI provides information about compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.

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